Sub-Item 77Q1(e):

Investment Advisory Agreement dated September 8, 2015 between the Registrant and Clarkston Capital Partners, LLC on behalf of the Clarkston Partners Fund and the Clarkston Fund is hereby incorporated by reference to Exhibit 99.(D)(12) to Post-Effective Amendment No. 49 to the Registrant’s Registration Statement on Form N-1A filed on September 8, 2015, accession number: 0001398344-15-0061.